UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 10, 2023

BYNORDIC ACQUISITION CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-41273	85-4529780
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Pir 29
Einar Hansens Esplanad 29
211 13 Malmö
Sweden	211 13
(Address of principal executive offices)	(Zip Code)

+46 707 29 41

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, par value $0.0001, and one-half of one redeemable warrant	BYNOU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	BYNO	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	BYNOW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

The disclosure contained in Item 2.03 is incorporated by reference in this Item 1.01.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement or a Registrant.

As disclosed in the definitive proxy statement filed by byNordic Acquisition Corporation, a Delaware corporation (“BYNO”) with the Securities and Exchange Commission (the “SEC”) on July 14, 2023, as supplemented by the additional definitive proxy materials filed on July 28, 2023, August 4, 2023 and August 8, 2023 (the “Extension Proxy Statement”), relating to the special meeting of stockholders (the “Extension Meeting”), Water by Nordic AB, a Swedish limited liability company (the “Sponsor”), agreed that if the Redemption Limit Elimination Proposal (as defined below) and the Extension Amendment Proposal (as defined below) were approved, it or one or more of its affiliates, members or third-party designees (the “Lender”) will contribute to BYNO as a loan $625,000 to be deposited into the trust account established in connection with the BYNO’s initial public offering (the “Trust Account”). In addition, in the event BYNO does not consummate an initial business combination by the Charter Extension Date (as defined below), and the Board (as defined below) approves the exercise of one or more one-month extensions of the time to consummate an initial business combination beyond the Charter Extension Date (as defined below), the Lender will contribute to the Company as a loan up to $630,000 in six equal installments to be deposited into the Trust Account for each of the six one-month extensions following the Charter Extension Date.

On August 10, 2023, the stockholders of BYNO approved the Redemption Limit Elimination Proposal and the Extension Amendment Proposal at the Extension Meeting (as described in Item 5.07 of this Current Report on Form 8-K). Accordingly, on August 10, 2023, BYNO issued an unsecured promissory note in the principal amount of $625,000 (the “Extension Note”) to the Sponsor. On August 10, 2023, BYNO also issued an unsecured promissory note in the principal amount of $710,000 to the Sponsor to provide BYNO with additional working capital (the “Working Capital Note”), of which $110,000 was funded on August 10, 2023 and $600,000 is available for future borrowings. The Extension Note and Working Capital note do not bear interest and mature upon closing of BYNO’s initial business combination (a “Business Combination”). In the event that BYNO does not consummate a Business Combination, the Extension Note and Working Capital Note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven. The proceeds of the Extension Note and Working Capital Note will be deposited in the Trust Account in connection with the Charter Amendments (as defined below).

The foregoing description of the Extension Note and Working Capital Note is qualified in its entirety by reference to the full text of the Extension Note and Working Capital Note, which is incorporated by reference herein and filed herewith as Exhibit 10.1.

On August 10, 2023, BYNO issued a press release announcing results of the Extension Meeting and the Lender’s contribution to the Trust Account relating to the Extension Note and the Working Capital Note. A copy of such press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 10, 2023, BYNO held the Extension Meeting to approve the Redemption Limit Elimination Proposal, the Extension Amendment Proposal and the Adjournment Proposal, each as more fully described in the Extension Proxy Statement. As there were sufficient votes to approve the Redemption Limit Elimination Proposal, the Extension Amendment Proposal, the Adjournment Proposal was not presented to stockholders.

As of the close of business on July 5, 2023, the record date for the Special Meeting, there were 18,190,000 shares of Class A common stock, par value $0.0001 per share (“Class A Common Stock”) and 5,750,000 shares of Class B common stock, par value $0.0001 per share (“Class B Common Stock”, together with the Class A Common Stock, the “Common Stock”), outstanding. Each share of Common Stock was entitled to one vote on the Extension Proxy Statement. The Shares of Class A Common Stock and Class B Common Stock were voted together as a single class. Holders of 20,954,67 shares of Common Stock of BYNO held of record as of July 5, 2023, the record date for the Extension Meeting, were present in person or by proxy, representing approximately 87.53% of the voting power of BYNO’s shares of Common Stock as of the record date for the Extension Meeting, and constituting a quorum for the transaction of business.

The voting results for the Redemption Limit Elimination Proposal were as follows:

The Redemption Limit Elimination Proposal

For	Against	Abstain
19,550,744	1,303,932	100,000

The voting results for the Extension Amendment Proposal were as follows:

The Extension Amendment Proposal

For	Against	Abstain
19,050,884	1,803,792	100,000

The Adjournment Proposal

BYNO had solicited proxies in favor of an Adjournment Proposal which would have given BYNO authority to adjourn the Extension Meeting to solicit additional proxies. As sufficient shares were voted in favor of the Redemption Limit Elimination Proposal and Extension Amendment Proposal, this proposal was not voted upon at the Extension Meeting.

In connection with the vote to approve the Charter Amendments, the holders of 13,663,728 public shares of Common Stock of BYNO properly exercised their right to redeem their shares (and did not withdraw their redemption) for cash at a redemption price of approximately $10.61 per share, for an aggregate redemption amount of approximately $144,972,154.08, subject to final calculation by Continental Stock Transfer & Trust Company.

Item 8.01. Other Events.

On August 10, 2023, BYNO held the Extension Meeting to approve an amendment to BYNO’s amended and restated certificate of incorporation (the “Redemption Limit Elimination Amendment”) to eliminate the requirement that BYNO retain at least $5,000,001 of net tangible assets following the redemption of BYNO’s Class A Common Stock in connection with a Business Combination and certain amendments of the Certificate of Incorporation (such limitation, the “Redemption Limitation” and such proposal, the “Redemption Limit Elimination Proposal”).

On August 10, 2023, BYNO held the Extension Meeting to also approve an amendment to BYNO’s amended and restated certificate of incorporation (the “Extension Amendment” and together with the Redemption Limit Elimination Amendment, the “Charter Amendments”) to extend the date (the “Termination Date”) by which BYNO has to consummate a business combination from August 11, 2024 (the “Original Termination Date”) to February 12, 2023 (the “Charter Extension Date”),  or such earlier date as determined by the Company’s board of directors (the “Board”), in its sole discretion, and to allow BYNO, without another stockholder vote, to elect to extend the Termination Date by one additional month, for a total of six additional months, until August 12, 2024 (the “Additional Charter Extension Date”), unless the closing of a Business Combination shall have occurred prior thereto (the “Extension Amendment Proposal”).

The stockholders of BYNO approved the Redemption Limit Elimination Proposal and Extension Amendment Proposal at the Extension Meeting and on August 10, 2023, BYNO filed the Charter Amendments with the Delaware Secretary of State.

The foregoing description is qualified in its entirety by reference to the Charter Amendments, copies of which are attached as Exhibit 3.1 and Exhibit 3.2, respectively, hereto and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

3.1	Redemption Limit Extension Amendment to Amended and Restated Certificate of Incorporation.
3.2	Extension Amendment to the Amended and Restated Certificate of Incorporation.
10.1	Promissory Note, dated August 10, 2023, between BYNO and the Sponsor.
10.2	Promissory Note, dated August 10, 2023, between BYNO and the Sponsor.
99.1	Press release, dated August 10, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BYNORDIC ACQUISITION CORPORATION

	By:	/s/ Michael Hermansson
	Name:	Michael Hermansson
	Title:	Chief Executive Officer

Date: August 10, 2023

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